Perritt Funds, Inc.
Notes to the Schedule of Investments (Unaudited)	July 31, 2022
1. Security Valuation

Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Funds' investment advisor believes that the mean does not represent a fair value, in which case the securities are valued as set forth below. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds' advisor under procedures established by and under the supervision of the Board of Directors of the Fund. The Funds' fair value procedures allow for the use of certain methods performed by the Funds' advisor to value those securities for which market quotations are not readily available, at a price that a Fund might reasonably expect to receive upon a sale of such securities. For example, these methods may be based on a multiple of earnings, or a discount from market of a similarly freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

The Funds' may invest in warrants or rights (other than those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

General Accepted Accounting Principles ("GAAP") establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.
GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

• Level 1 - Quoted prices in active markets for identical securities
• Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 - Significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds' securities as of January 31, 2024:

Perritt MicroCap Opportunities Fund
Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$51,787,201	$-	$-	$51,787,201
Total Investments in Securities	$51,787,201	$-	$-	$51,787,201

Perritt Ultra MicroCap Fund
Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$10,536,710	$-	$-	$10,536,710
Warrants	1,336	-	-	1,336
Investments Purchased with Proceeds from Securities Lending Collateral*	-	-	-	328,195
Total Investments in Securities	$10,538,046	$-	$-	$10,866,241

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.